Supplement Dated September 25, 1995
                  to the Statement of Additional Information
                                     of the
                            FRANKLIN TAX-FREE TRUST

                      Arizona Insured Tax-Free Income Fund
                      Florida Insured Tax-Free Income Fund
                          Insured Tax-Free Income Fund
                  Massachusetts Insured Tax-Free Income Fund
                     Michigan Insured Tax-Free Income Fund
                    Minnesota Insured Tax-Free Income Fund
                       Ohio Insured Tax-Free Income Fund
                               dated May 1, 1995

Under the subsection "The Class I Plan" of the section titled "Plans of Distribution", please note the following changes:

The first paragraph of this section is revised to reflect that 0.15% is 3/20 of 1%, not 1/15 of 1%.

The second and third paragraphs of this section are inapplicable to the Arizona Insured and Florida Insured Funds.